UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	March 3, 2017

CHC GROUP LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-36261	98-0587405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Elgin Avenue George Town, KY1-9005 Cayman Islands
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 276-7500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

As previously reported, on May 5, 2016, CHC Group Ltd. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”), seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). As previously reported, on November 11, 2016, the Debtors filed their joint chapter 11 plan and the related disclosure statement with the Bankruptcy Court and on December 5, 2016, the Debtors filed an amended joint chapter 11 plan and a related revised disclosure statement with the Bankruptcy Court.

On December 19, 2016, the Debtors filed a second amended joint chapter 11 plan, as amended by third amended joint chapter 11 plan filed on February 8, 2017 and as further amended by fourth amended joint chapter 11 plan filed on February 15, 2017 (as amended, the “Plan”).

On January 22, 2017, the Company filed a plan supplement (the “Plan Supplement”) with the Bankruptcy Court as contemplated by the Plan. A First Amendment to the Plan Supplement was filed with the Bankruptcy Court on February 8, 2017. A hearing on confirmation of the Plan was held on February 13 and 14, 2017, at the conclusion of which the Bankruptcy Court requested additional briefing from the parties regarding arguments by certain plan objectors. The Company reached a settlement with plan objector ECN Aviation Capital on February 28, 2017, upon which ECN Aviation Capital changed its vote from rejecting to accepting the Plan.

Confirmation of Plan

At a hearing on March 3, 2017, the Bankruptcy Court approved the Debtors’ settlement with ECN Aviation Capital, overruled all remaining plan objections and entered an order confirming the Plan (the “Confirmation Order”). A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release announcing the confirmation of the Plan is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Summary of Plan

The following is a summary of the transactions that will occur on the Effective Date pursuant to the Plan. This summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan. This summary is qualified in its entirety by reference to the full text of the Plan. Any capitalized term not herein defined shall have the meaning ascribed to such term in the Plan.

Pursuant to the Plan, on the Effective Date:

•	The Exit Revolving Credit Facility Documents necessary to effectuate the treatment of the Revolving Credit Agreement Claims shall be executed and delivered, and the Reorganized Debtors shall be authorized to execute, deliver and enter into the Exit Revolving Credit Facility Documents.

•	The Amended and Restated ABL Credit Facility Documents shall be executed and delivered.

•	Reorganized CHC will issue the New Membership Interests, other than the New Membership Interests to be issued following the Effective Date in accordance with the Confirmation Order.

•	Reorganized Debtors and the New Second Lien Convertible Notes Indenture Trustee will enter into the New Second Lien Convertible Notes Indenture substantially in the form contained in the Plan Supplement and Reorganized CHC and the co-issuer under the New Second Lien Convertible Notes Indenture will issue the New Second Lien Convertible Notes for an aggregate subscription price of $300 million.

•	The Reorganized Debtors and the New Unsecured Notes Indenture Trustee will enter into the New Unsecured Notes Indenture substantially in the form contained in the Plan Supplement, and the New Unsecured Notes will also be issued following the Effective Date in accordance with the Confirmation Order.

•	Reorganized CHC and all the holders of the New Membership Interests then outstanding shall be deemed to be parties to the Reorganized CHC Operating Agreement.

•	Except as expressly provided therein, all notes, instruments, certificates evidencing debt of, or Interests in, the Debtors, including the Revolving Credit Agreement, the ABL Credit Agreement, the Senior Secured Notes, the Senior Secured Notes Indenture, the Unsecured Notes, the Unsecured Notes Indenture, the Existing CHC Interests, and all options and other entitlements to purchase and/or receive Existing CHC Interests, shall be deemed surrendered and cancelled and obligations of the Debtors thereunder shall be discharged; provided, however that any surrender and/or cancellation of the notes, instruments and certificates evidencing debt of, or Interests in, the Debtors shall only be with respect to the Debtors and Reorganized Debtors and shall not alter the rights or obligations of any parties other than the Debtors or their non-debtor affiliates vis-à-vis one another with respect to such agreement.

Item 3.03 Material Modification to Rights of Security Holders.

As provided in the Plan, except as expressly provided therein, on the Effective Date, all notes, instruments, certificates evidencing debt of, or Interests in, the Debtors, including the Revolving Credit Agreement, the ABL Credit Agreement, the Senior Secured Notes, the Senior Secured Notes Indenture, the Unsecured Notes, the Unsecured Notes Indenture, the Existing CHC Interests, and all options and other entitlements to purchase and/or receive Existing CHC Interests, shall be deemed surrendered and cancelled and obligations of the Debtors thereunder shall be discharged.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As provided in the Plan, Reorganized CHC will have a new board of managers made up of five members who will be appointed on the Effective Date, one of whom will be the chief executive officer of Reorganized CHC, Karl Fessenden.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K, accompanying exhibits, and other statements that we may make, contain forward-looking statements. Forward-looking statements are statements that are not historical facts and include statements about our expectations for the timing of the effective date of the Plan, our future financial condition and future business plans and expectations, the effect of, and our expectations with respect to, the operation of our business, adequacy of financial resources and commitments and operating expectations following our emergence from Chapter 11. Such forward-looking statements are based upon the current beliefs and expectations of our management, but are subject to risks and uncertainties, which could cause actual results and/or the timing of events to differ materially from those set forth in the forward-looking statements, including, among others: our ability to implement the Plan as confirmed by the Bankruptcy Court; our ability to operate profitably after emerging from Chapter 11 will depend on increasing our revenue, lowering our costs, and obtaining sufficient financing or other capital to operate successfully; we have substantial liquidity needs and may not be able to obtain any equity or debt financings in the capital markets on terms that are attractive or at all in the event that the cash proceeds from the issuance and sale of second-lien convertible notes pursuant to the rights offering under the Plan, together with the additional asset based financing commitments from The Milestone Aviation Group Limited and its affiliates, are insufficient to meet our liquidity needs ; we may be subject to claims that remain disputed even after emergency from Chapter 11 or will not be discharged in the Chapter 11 proceedings; we have rejected and abandoned a significant portion of our helicopter fleet through our Chapter 11 proceedings, which may result in an inability to quickly respond to new opportunities and a significant loss of market share and profit margins; our consolidated financial statements going forward will be prepared on the basis of “fresh-start” accounting and thus may not be comparable with our historical consolidated financial statements; we have a history of net losses; our substantial level of indebtedness, operating lease commitments, purchase and other commitments could materially adversely affect our ability to fulfill our obligations under our debt agreements, our ability to react to changes in our business and our ability to incur additional debt to fund future needs; all flights with the aircraft type H225 and AS332 L2 have been temporarily grounded which may cause a material and adverse impact to our financial viability; operating helicopters involves a degree of inherent risk and we are exposed to the risk of losses from safety incidents; if we are unable to mitigate potential losses through a robust safety management and insurance coverage program, our financial condition would be jeopardized in the event of a safety or other hazardous incident; failure to maintain standards of acceptable safety performance could have an adverse impact on our ability to attract and retain customers and could adversely impact our reputation, operations and financial performance; our operations are largely dependent upon the level of activity in the offshore oil and gas industry; the oil and gas industries on which we are largely dependent are suffering through a severe downturn, resulting in significant negative impact on demand for our services, and no assurance can be given that the downturn will not continue to be prolonged; many of the markets in which we operate are highly competitive, and if we are unable to effectively compete, it may result in a loss of market share or a decrease in revenue or profit margins; we rely on a limited number of large offshore helicopter support contracts with a limited number of customers. If any of these are terminated early or not renewed, our revenues could decline; negative publicity may adversely impact us; our fixed operating expenses and long-term contracts with customers could adversely affect our business under certain circumstances; we depend on a small number of helicopter manufacturers and any safety issues can severely limit our ability to continue operating helicopters already in our fleet; we depend on a limited number of third-party suppliers for helicopter parts and subcontract services; restructuring of our operations and organizational structure may lead to significant costs; our business requires substantial capital expenditures, lease and working capital financing, which we are currently blocked from accessing through the capital markets and banks. Any further deterioration of current industry or business conditions or the capital and banking markets generally could adversely impact our business, financial condition and results of operations; we rely on the secondary used helicopter market to dispose of our older helicopters and parts due to our ongoing fleet modernization efforts; our operations are subject to extensive regulations which could increase our costs and adversely affect us; our maintenance, repair and overhaul (MRO) business, Heli-One, could suffer if licenses issued by original equipment manufacturers (OEMs) and/or governmental authorities are not renewed or we cannot obtain additional licenses; we derive significant revenue from non-wholly owned variable interest entities. If we are unable to maintain good relations with the other owners of such non-wholly owned entities, our business, financial condition or results of operations could be adversely affected; our operations may suffer due to political, regulatory, commercial and economic uncertainty; our business in countries with a history of corruption and transactions with foreign governments increases the compliance risks associated with our international activities; we are subject to extensive federal, state, local and foreign environmental, health and safety laws, rules, regulations and ordinances that could have an adverse impact on our business; we are subject to many different forms of taxation in various jurisdictions throughout the world, which could lead to disagreements with tax authorities regarding the application of tax laws; the offshore helicopter services industry is cyclical; we are exposed to foreign currency risks; our failure to hedge exposure to fluctuations in foreign currency exchange rates effectively could unfavorably affect our financial performance; we are exposed to credit risks; our customers may seek to shift risk to us; if oil and gas companies undertake cost reduction methods, there may be an adverse effect on our business; reductions in spending on helicopter services by government agencies could lead to modifications of search and rescue (SAR) and emergency medical services (EMS) contract terms or delays in receiving payments, which could adversely impact our business, financial condition and results of operations; failure to develop or implement new technologies and disruption to our systems could affect our results of operations; we rely on information technology, and if we are unable to protect against service interruptions, data corruption, cyber-based attacks or network security breaches, our operations could be disrupted and our business could be negatively affected; the loss of key personnel could affect our growth and future success; labor problems could adversely affect us; if the assets in our defined benefit pension plans are not sufficient to meet the plans' obligations, we could be required to make substantial cash contributions and our liquidity could be adversely affected; adverse results of legal proceedings could materially and adversely affect our business, financial condition or results of operations; upon the effective date of the plan, the issued and outstanding ordinary shares of CHC will have no value we have not paid dividends on our ordinary shares historically and may not pay any cash distributions on our common units in the future; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended April 30, 2016. The Company's filings with the Securities and Exchange Commission are available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. No assurances can be given that our emergence from Chapter 11 will ultimately be successful or that we will succeed in strengthening our balance sheet or increase our financial flexibility. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1	Order of the Bankruptcy Court, dated March 3, 2017, confirming the Fourth Amended Joint Chapter 11 Plan of CHC Group Ltd. and its Affiliated Debtors

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHC Group Ltd.

March 6, 2017	By:	/s/ Hooman Yazhari
Name: Hooman Yazhari
Title: Senior Vice President, Legal and Administration

Exhibit Index

Exhibit No.	Description
2.1	Order of the Bankruptcy Court, dated March 3, 2017, confirming the Fourth Amended Joint Chapter 11 Plan of CHC Group Ltd. and its Affiliated Debtors

99.1	Press Release